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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 1996

                         CHASE MANHATTAN BANK USA, N.A.
               (Exact Name of registrant specified in its charter)

        United States                              333-07575                            22-2382028
(State or other Jurisdiction of            (Commission File Number)                   (I.R.S. employer
        Incorporation)                                                               Identification No.)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5033

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Item 5.  Other Events

     On December 11, 1996, the opinion of counsel to Chase Manhattan Auto Grantor Trust 1996-C (the "Trust") regarding the tax status of the Trust, dated as of December 11, 1996 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, N.A.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        Exhibits

        8.3 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of December 11, 1996.

        23.4    Consent of Simpson Thacher & Bartlett (included as part of
                Exhibit 8.3)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHASE MANHATTAN BANK USA, N.A.
                             (Registrant)

                             By: /s/ Keith Schuck
                                 ------------------------
                             Name:   Keith Schuck
                             Title:  Controller


Date:  December 11, 1996


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                                INDEX TO EXHIBITS
                                                                   Sequentially
Exhibit Number    Exhibit                                         Numbered Pages
--------------    -------                                         --------------

8.3              Opinion of Simpson Thacher & Bartlett with             3
                 respect to the tax status of the Trust, dated as of December 11, 1996.

23.4             Consent of Simpson Thacher & Bartlett
                 (included as part of Exhibit 8.3)